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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                 F O R M   8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 5, 2000

                      Bombardier Receivables Master Trust I
                      (Issuer with respect to Certificates)

                    Bombardier Credit Receivables Corporation
                   (Originator of the Trust described herein)
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

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
        333-77091                                  03-0340600
(Commission File Numbers)               (IRS Employer Identification No.)
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                     P.O. Box 5544 Burlington, Vermont 05402
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (802) 655-2824

                                       N/A
          (Former name or former address, if changed since last report)








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Item 5.  Other Events.

               On October 5, 2000, Bombardier Credit Receivables Corporation ("BCRC") issued its Floating Rate Class A Asset Backed Certificates, Series 2000-1 and its Floating Rate Class B Asset Backed Certificates, Series 2000-1 such series representing undivided interests in certain assets of the Bombardier Receivables Master Trust I (the "Trust"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 29, 2000 (the "Prospectus").

               The Class A Certificates evidence undivided beneficial interests in the assets of the Trust and represent the right to receive from distributions in respect of such assets funds up to (but not in excess of) the amounts required (i) to make monthly payments of interest on the principal balance of the Class A Certificates at the Class A Certificate Rate and (ii) to make monthly payments of principal beginning not later than the September 2003 Distribution Date in an aggregate amount equal to the outstanding principal balance of the Class A Certificates. The Class B Certificates evidence undivided beneficial interests in the assets of the Trust and represent the right to receive from distributions in respect of such assets funds up to (but not in excess of) the amounts required (i) to make monthly payments of interest on the principal balance of the Class B Certificates at the Class B Certificate Rate and (ii) to make payment of principal no later than the September 2003 Distribution Date in an amount up to the outstanding principal balance of the Class B Certificates. The rights of the Class B Certificates to distribution of principal are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Trust assets include a pool of receivables generated from time to time in a portfolio consisting of revolving financing arrangements with certain dealers located in the United States to finance such dealers' consumer, recreational and commercial product inventory and, in the future, may include certain other accounts as described in the Prospectus.









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Item 7.        Financial Statements and Exhibits.

        (c)    Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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

     Exhibit No.  Description
     ----------   -----------
          4       Series 2000-1 Supplement dated as of October
                  1, 2000 to the Pooling and Servicing
                  Agreement, as amended, dated as of January
                  1, 1994, each among BCRC, as Depositor,
                  Bombardier Capital Inc. ("BCI"), as
                  Servicer, and Bankers Trust Company, as
                  trustee (the "Trustee").

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                                       -3-







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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOMBARDIER CREDIT RECEIVABLES
                                            CORPORATION



                                            By: /s/ Blaine Filthaut
                                                ----------------------------
                                                Name:  Blaine Filthaut
                                                Title: Vice President and
                                                       Treasurer


                                            By: /s/ Jean C. O'Neil
                                                -----------------------------
                                                Name:  Jean C. O'Neill
                                                Title: Secretary

Dated: October 5, 2000










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                                INDEX TO EXHIBITS

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

Exhibit No.      Description                                                    Page
----------       -----------                                                    ----
  4              Series 2000-1 Supplement dated as of October 1, 2000 to          1
                 the Pooling and Servicing Agreement, as amended, dated as
                 of January 1, 1994, each among BCRC, as Depositor, BCI, as
                 Servicer, and the Trustee.

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